
engaging
balanced
considerate
knowledgeable
partner
collaborative
consistency
entrepreneurial
proactive
innovative
passionate
holistic
accessible

sb financialgroup

September 5, 2019 Raymond James

SB FINANCIAL GROUP, INC.
SAFE HARBOR STATEMENT

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

SB FINANCIAL GROUP, INC.
2018 HIGHLIGHTS

- Net Income of $11.6 Million or $1.51/share
- Achieved our Vision of a $1 Billion Balance Sheet
- Grew net income 24.3% (Adjusted for DTL - 2017)
- ROAA 1.23% --83rd percentile (11th)
- Rank 72 out of 200 Banks according to ABA
- Assets grew By $109 Million or 12.5%
- Became 5th largest mortgage producer in the greater Columbus market (2017 Volume)
- Ranked 232nd out of 1,810 banks in the U.S., or 87th percentile, that have done an SBA loan
- Launched a corporate-wide philanthropy program – State Bank GIVES

SB FINANCIAL GROUP, INC.
OUR VISION

Our Vision over the next three years is to become a $2 Billion, Russell 2000, high-performing (≥90th percentile), independent, diversified, financial services company. Our performance will be set apart by our staff and their passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve.


PASSION FOR SERVICE
COMMITMENT TO STAKEHOLDERS
HOLISTIC APPROACH

SB FINANCIAL GROUP, INC.
RETURN ON AVERAGE ASSETS (ROAA)


1.07%
62nd Percentile
1.50
1.25
1.00
0.75
0.50
0.25
0.00
ROAA
2015
2016
2017
2018
6/2019**
Annualized
SBFG
Peer Group Top Quartile*

* Peer group consists of SNL 2Q 2019 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.315 billion.

**2019 SBFG results reflect six month annualized (excluding OMSR impairment)

SB FINANCIAL GROUP, INC.
CORPORATE OVERVIEW

- NASDAQ: SBFG
- Defiance, Ohio - Headquarters Since 1902
- Corporate Staff Members - 250
- Average Daily Volume for 2019-9,500; 6.5 Million Common shares; 1.5 Million shares of SBFGP
- Institutional Ownership: 49.6%
- Market Cap: $106 million *($16.46/share 6/30/2019)*
  $131 million with preferred shares
  $145 million *($18.02/share 3/31/19)*


Full Service Banking Offices
Loan Production Offices

SB FINANCIAL GROUP, INC.
OUR ORGANIZATION & LEADERSHIP


SB FINANCIAL GROUP
STATE BANK
SBFG TITLE, LLC

CORPORATE LEADERSHIP

- Mark Klein – Chairman, President and CEO
- Tony Cosentino – EVP and CFO
- Ernesto Gaytan – EVP and Chief Technology Innovation and Operations Officer
- Keeta Diller – EVP, Chief Enterprise Risk Management Officer

REGIONAL/COMMERCIAL LEADERSHIP

- Jon Gathman – EVP and Senior Leadership
- David Homoelle – Regional President, Columbus
- John Kendzel – Regional President, Toledo
- Mark Cassin – SVP Regional Executive, BG/Findlay
- Andy Farley – SVP Regional Executive, Lima
- Tyson Moss – SVP Regional Executive – Fulton/Williams

SB FINANCIAL GROUP, INC.
UNIQUE QUALITIES

2019 ASSETS UNDER MANAGEMENT $2.6 BILLION

COMPRISED OF:
- $1,029 MM Commercial Bank
- $1,113 MM Residential Sold Portfolio
- $479 MM Wealth Management

NET INCOME CONTRIBUTIONS



2019
NET INCOME
$11.9** MILLION
Commercial
$5.8 MM /
49%
RRE
$1.0 MM / 9%
WM $0.7
MM/
6%
Retail/PCG
$3.8 MM /
31%
SBA
$0.6 MM /
5%

**2019 SBFG results reflect six month annualized (excluding OMSR impairment)

SB FINANCIAL GROUP, INC.

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SB FINANCIAL GROUP, INC.

REVENUE DIVERSITY HIGHLIGHTS

- Expanded Operating Revenue
- Maintained an Asset Sensitive Balance Sheet
- Grew our Fee-Based Business Lines
- Generated market-leading Non-Interest Income

INCREASE PROFITABILITY
THROUGH DIVERSIFICATION OF REVENUE STREAMS



TOTAL REVENUE/NET INCOME
REVENUE (MIL)
NET INCOME (MIL)
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$14
$12
$10
$8
$6
$4
$2
$0
$7.6
$8.8
$11.1
$11.6
$11.9
$39.1
$43.7
$45.6
$49.9
$50.5
2015
2016
2017
2018
2019 YTD Annualized*
Peak
Other
SBA
Mortgage
Service Charges
Wealth Management
Net Interest Margin
Net Income

*2019 SBFG results reflect six month annualized (excluding OMSR impairment)

INCREASE PROFITABILITY
THROUGH DIVERSIFICATION OF REVENUE STREAMS

2019 REVENUE/NET INCOME BY BUSINESS LINE*



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4%
6%
12%
30%
48%
5%
6%
9%
31%
49%
Revenue
Net Income
SBA
Wealth Management
Mortgage
Retail/PCG
Commercial

*2019 SBFG results reflect six month annualized (excluding OMSR impairment)

INCREASE PROFITABILITY
THROUGH DIVERSIFICATION OF REVENUE STREAMS



NII/REVENUE
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
PERCENTAGE
2015
2016
2017
2018
6/2019**
SBFG
Peer Median
Peer 75th

* Peer group consists of SNL 2Q 2019 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.315 billion
**2019 SBFG results reflect six month annualized (excluding OMSR impairment).

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



MORTGAGE GAIN ON SALE/VOLUME
MORTGAGE GAIN ON SALE (MIL)
MORTGAGE VOLUME (MIL)
$8
$7
$6
$5
$4
$3
$2
$1
$0
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$323
$383
$316
$342
$300
2015
2016
2017
2018
6/2019 YTD Annualized*
NW Ohio
Columbus
Findlay
Total $ Originations

*2019 SBFG results reflect six month annualized (excluding OMSR impairment)

INCREASE PROFITABILITY
THROUGH DIVERSIFICATION OF REVENUE STREAMS



SBA GAIN ON SALE
GAIN ON SALE (MIL)
SOLD VOLUME (MIL)
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$14
$12
$10
$8
$6
$4
$2
$0
$7.5
$6.4
$11.6
$12.2
$6.1
2015
2016
2017
2018
6/2019 YTD Annualized
SBA Gains
Loan Volume

INCREASE PROFITABILITY

THROUGH DIVERSIFICATION OF REVENUE STREAMS



Wealth Management
AUM in (MIL)
$600
$500
$400
$300
$200
$100
$0
$353
$378
$437
$423
$479
2015
2016
2017
2018
6/2019

INCREASE PROFITABILITY
THROUGH DIVERSIFICATION OF REVENUE STREAMS

- Non-Interest Income to Total Revenue at 32% (92nd Percentile)

  - Peer* Median 18%

  - Top Quartile 25%



2019 NON-INTEREST INCOME
$16.2 MILLION**
44%
16%
19%
6%
11%
4%
Mortgage Banking $7.1 M
Service Fees $2.6 M
Wealth Management $3.0 M
SBA $0.9 M
Other $1.9 M
Peak $0.7 M

* Peer group consists of SNL 2Q 2019 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.315 billion
**2019 SBFG results reflect six months annualized (excluding OMSR impairment).

INCREASE PROFITABILITY
THROUGH DIVERSIFICATION OF REVENUE STREAMS



NONINTEREST INCOME AND
EXPENSE/AVG. ASSETS
5.0%
4.0%
3.0%
2.0%
1.0%
3.7%
3.8%
3.7%
3.7%
3.5%
2.2%
2.3%
2.0%
1.8%
1.6%
2015
2016
2017
2018
2019 YTD
Annualized**
SBFG NIE
SBFG NII



NET NONINTEREST EXPENSE/
AVG. ASSETS
3.0%
2.5%
2.0%
1.5%
1.0%
2.2%
2.1%
2.1%
2.2%
2.1%
1.5%
1.5%
1.7%
1.9%
1.9%
2015
2016
2017
2018
2019 YTD
Annualized**
SBFG
Peer Median*

* Peer group consists of SNL 2Q 2019 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.315 billion.
**2019 SBFG results reflect 6 month annualized (excluding OMSR impairment)

SB FINANCIAL GROUP, INC.

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SB FINANCIAL GROUP, INC.

SCALE THROUGH ORGANIC GROWTH HIGHLIGHTS

- Grew Balance Sheet
- Expanded our Footprint
- Grew Market Share



engaging
balanced
considerate
knowledgeable
partner
collaborative
consistency
entrepreneurial
proactive
innovative
passionate
holistic
accessible
sb financialgroup

STRENGTHEN MARKET PENETRATION
IN ALL MARKETS SERVED


30,000 Households
250 Staff Memebers
27 Locations: 20 Full Service 7 Loan Production
25 ATMS
15 Counties 3 States
8 Distinct Business Line
$2.6 Billion in Managed Assets
$1 Billion Bank
sb financialgroup

STRENGTHEN MARKET PENETRATION
IN ALL MARKETS SERVED


Defiance $100M
Toledo $120M
Ft. Wayne $50M
Findlay $60M
Columbus $175M
Full Service Banking Offices
Loan Production Offices

Total Loan and Deposit Growth Over Last 5 Years: $580M

STRENGTHEN MARKET PENETRATION

IN ALL MARKETS SERVED


Cash & Due 4%
Other 9%
Securities 8%
Loans (Net) 79%

Loan to Deposit June 2019 – 97%
Top Quartile Performance

LOAN PORTFOLIO = $815 MILLION


Consumer & Other 1%
C&I 18%
Commercial RE 44%
Agriculture 7%
1-4 Family 23%
HELOC 7%

STRENGTHEN MARKET PENETRATION

IN ALL MARKETS SERVED



Capital
13%
Other
1%
Borrowings
4%
Deposits
82%

DEPOSIT PORTFOLIO = $839 MILLION



Non-Interest
17%
Time
33%
Interest
Bearing
15%
Savings
14%
MMDA
21%

Transactional deposits = 67% of total deposits

Weighted average cost of deposits = 101 bps*

*MRQ

SB FINANCIAL GROUP, INC.

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SB FINANCIAL GROUP, INC.

ADDED SCOPE HIGHLIGHTS

- Business Line Leadership
- Added more Services and more Households
- Defined Communication Channels
- Worked Interdependently - Referrals
- Client Interaction

sb financialgroup

SB FINANCIAL GROUP, INC.
BUSINESS LINE LEADERSHIP

RETAIL BANKING

- Laura Kline – SVP, Client Experience Officer
- Nancy Rankin – VP, Head of Retail

PRIVATE BANKING

- Michelle Zeedyk – VP, Director of Private Banking
- Mickey Cooper– SVP, Toledo
- Kyle Frisch – AVP, Lima/Findlay
- Susan West – VP, Columbus

MORTGAGE BANKING

- Steve Watson– SVP, RRE Manager, Columbus, OH
- Pam Benedict– SVP, RRE Manager, Defiance, OH
- Rich Smith – SVP, RRE Manager, Indianapolis, IN
- Tony Konecny – VP, RRE Manager, Findlay, OH

WEALTH MANAGEMENT

- Chris Jakyma– EVP, Chief Wealth Management Officer
- David Bell– EVP, Retirement Services

COMMERCIAL

- Jon Gathman– EVP, Senior Lender
- Regional Presidents/Executives
- Lesley Parrett – VP, Treasury Management
- Keith Hedrick – VP, Leasing Sales Manager

SBA

- Brandon Gerken– SVP, SBA Lending Manger
- Stefan Hartman – VP, BDO
- David Tedford – VP, BDO

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS



PRODUCTS & SERVICES
PRODUCTS & SERVICES
HOUSEHOLDS
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
76,847
80,513
83,593
87,202
89,069
26,076
27,368
28,590
29,562
30,039
2015
2016
2017
2018
6/2019
Products & Services
Households

Increase in total number of products from 2015 to 2019 - 15%
Increase of households from 2015 to 2019 - 16%

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS



ELECTRONIC TRANSACTIONS /IN-OFFICE TRANSACTIONS
ELECTRONIC TRANSACTIONS PER YEAR (MIL)
5,000
4,000
3,000
2,000
1,000
0
IN-OFFICE TRANSACTIONS PER YEAR (000'S)
1,500
1,200
900
600
300
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
78% INCREASE SINCE 2010
Electronic Transactions
In-Store Transactions

- Acceleration of electronic transactions versus in-store transactions

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS



REFERRALS/NEW BUSINESS
REFERRALS
NEW BUSINESS (MIL)
2,800
2,100
1,400
700
0
$120
$100
$80
$60
$40
$20
$0
$61.9
$103.5
$64.9
$92.8
$85.9
2,182
1,099
2,416
1,140
1,805
1,006
1,857
1,021
1,776
1,010
2015
2016
2017
2018
2019*
Gross
Closed
New Business

*Estimated 2019 Impact

EXPAND PRODUCT UTILIZATION

BY NEW AND EXISTING CUSTOMERS



3,200
7,400+
1,200
3,000
sb financialgroup

SB FINANCIAL GROUP, INC.

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SB FINANCIAL GROUP, INC.

DELIVER GAINS IN OPERATIONAL EXCELLENCE HIGHLIGHTS

- New Chief Technology Innovation Officer
- Deeper Bench with New Talent
- Key on Process Improvement and Resource Optimization
- Strengthen "Brand" of each Business line Ecosystem



engaging considerate balanced partner knowledgeable
consistency passionate accessible holistic entrepreneurial
engaging partner balanced knowledgeable proactive
passionate accessible holistic entrepreneurial innovative
considerate engaging balanced partner knowledgeable
consistency passionate accessible holistic entrepreneurial
engaging balanced partner knowledgeable proactive innovative
passionate accessible holistic entrepreneurial innovative
balanced partner knowledgeable collaborative considerate
consistency passionate accessible holistic entrepreneurial
engaging balanced partner knowledgeable proactive
consistency passionate accessible entrepreneurial holistic considerate
partner knowledgeable proactive collaborative considerate
engaging balanced partner knowledgeable proactive collaborative
innovative considerate engaging balanced partner knowledgeable
consistency passionate accessible holistic entrepreneurial
engaging balanced partner knowledgeable proactive
passionate accessible holistic entrepreneurial innovative
knowledgeable
accessible
partner
sb financialgroup

DELIVER GAINS
IN OPERATIONAL EXCELLENCE

Products & Services Per Mortgage Households: 2.73



MORTGAGE SERVICING PORTFOLIO
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
$ OF LOANS ($000s)
8,000
6,300
4,600
2,900
1,200
-500
NUMBER OF LOANS
5,632
6,414
7,051
7,586
7,748
$772,533
$899,710
$994,915
$1,084,678
$1,112,857
2015
2016
2017
2018
6/2019
Servicing Portfolio
Number of Loans Serviced

DELIVER GAINS
IN OPERATIONAL EXCELLENCE



LOAN PRODUCTION/LOAN GROWTH
LOAN PRODUCTION BY TYPE ($000s)
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
LOAN GROWTH ($000s)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$325,332
$468,627
$570,631
$509,633
$522,316
2014
2015
2016
2017
2018
COMMERCIAL
MORTGAGE
CONSUMER
LOAN GROWTH

SB FINANCIAL GROUP, INC.

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality

SB FINANCIAL GROUP, INC.

ASSET QUALITY HIGHLIGHTS

- Robust Loan-Review Process
- Dynamic Loan-Approval Process
- Portfolio Stress-Testing
- Strong AQ Metrics

SUSTAIN ASSET QUALITY


LOAN REVIEW PROCESS
$ LOANS REVIEWED (000s)
NUMBER OF LOANS REVIEWED
$500,000
$400,000
$300,000
$200,000
$100,000
$0
900
800
700
600
500
400
300
200
100
0
602
682
702
748
841
$313,786
$301,782
$339,229
$401,706
$415,864
2014
2015
2016
2017
2018
$ Amount Loans Reviewed
# of Loans Revieweed

SUSTAIN ASSET QUALITY



NON-PERFORMING ASSETS / TOTAL ASSETS
PERCENTAGE
2.10
1.40
0.70
0.00
1.91
1.41
1.26
1.00
0.76
0.65
1.26
1.07
0.76
0.68
0.43
0.41
0.92
1.15
0.65
0.44
0.40
0.43
2014
2015
2016
2017
2018
6/2019
SBFG
Peer Group Median*
Top Quartile*

* Peer group consists of SNL 2Q 2019 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.315 billion.

SUSTAIN ASSET QUALITY



NCO's/AVERAGE LOANS
0.21%
0.11%
0.00%
2015
2016
2017
2018
2019
Annualized**
SBFG
Peer Median*
Top Quartile*

* Peer group consists of SNL 2Q 2019 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1.315 billion.
**2019 SBFG results reflect six month annualized (excluding OMSR impairment)

Maximizing Shareholder Value


$21.00
$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
$Price per Share
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$ Earnings & Dividends per Share
One-time tax cut impact
2Q15
4Q15
2Q16
4Q16
2Q17
4Q17
2Q18
4Q18
2Q19*
SBFG
Earnings Per Share
Dividends Per Share

* Adjusted for OMSR impairment



Tangible Book Value per Share*
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$10.39
$11.59
$13.27
$15.39
$15.83
2015
2016
2017
2018
Q2 2019**



Diluted EPS
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.19
$1.38
$1.74
$1.51
$1.50
2015
2016
2017
2018
Q2 2019**

* Adjusted for full conversion of preferred

** 2019 SBFG Results reflect six months annualized (excluding OMSR impairment)

Non-GAAP

($ s in thousands, except per share data)

	For the Years Ended December 31,				
	2015	2016	2017	2018	2019 Q2
Tangible Common Equity					
Total Shareholder's Equity - GAAP	$81,241	$86,548	$94,000	$130,435	$133,937
Less: Preferred Equity	13,983	13,983	13,983	13,979	13,978
Less: Goodwill and intangible Assets	16,435	16,422	16,411	16,401	17,836
Tangible common equity	$50,823	$56,143	$63,606	$100,055	$102,123
Adjusted Equity	$50,731	$56,089	$63,545	$100,103	$103,227
Total Shares Outstanding	4,891,530	4,844,090	4,793,218	6,501,300	6,451,232
Tangible book value per share	$10.39	$11.59	$13.27	$15.39	$15.83
Fully Converted Tangible book value	$10.29	$11.21	$12.42	$14.30	$14.64
Tangible Assets					
Total Assets - GAAP	$733,071	$816,005	$876,627	$986,828	$1,029,123
Less: Goodwill and intagible assets	16,435	16,422	16,411	16,401	17,836
Tangible assets	$716,636	$799,583	$860,216	$970,427	$1,011,287
Tangible common equity to tangible assets	*7.09%*	*7.02%*	*7.39%*	*10.31%*	*10.10%*

SB FINANCIAL GROUP, INC.

KEY INITIATIVES

Become a Top-Decile, Independent Financial Services Company

- Increase profitability through ongoing diversification of revenue streams
- Strengthen penetration in all markets served
- Expand product service utilization by new and existing customers
- Deliver gains in operational excellence
- Sustain asset quality


engaging
balanced
considerate
knowledgeable
partner
collaborative
consistency
entrepreneurial
proactive
innovative
passionate
holistic
accessible

consistency passionate accessible holistic entrepreneurial innovative conside
ovative **considerate** engaging balanced partner **knowledgeable** proactive
collaborative consistency passionate accessible holistic entrepreneurial colla
derate engaging balanced **partner** knowledgeable proactive innovative knowle
consistency passionate accessible holistic entrepreneurial innovative conside
engaging balanced partner knowledgeable **collaborative** considerate proactiv
l collaborative **consistency** passionate accessible holistic entrepreneurial colla
nsiderate engaging balanced partner knowledgeable proactive collaborative
al consistency passionate accessible **entrepreneurial** holistic considerate inno
balanced partner knowledgeable proactive collaborative considerate engaging
derate engaging balanced partner knowledgeable **proactive** collaborative con
al **innovative** considerate engaging balanced partner knowledgeable proactive
collaborative consistency **passionate** accessible holistic entrepreneurial consi
nsiderate engaging balanced partner knowledgeable proactive collaborative

sb | financialgroup